Note 6 - Investment Securities Available for Sale - Gross Unrealized Losses and Fair Value (Details) Pure in Thousands, $ in Thousands	Dec. 31, 2022 USD ($)
Number of securities	0
Mortgage-Backed Securities, Issued by US Government Sponsored Enterprises [Member] | Government National Mortgage Association (GNMA) [Member]
Number of securities	11
Fair value, less than twelve months	$ 2,871
Gross unrealized losses, less than twelve months	(31)
Fair value	2,871
Gross unrealized losses	$ (31)